                                COMMON STOCK

   NUMBER                                                              SHARES
    LJL

                              LJL BIOSYSTEMS-TM-
                      THE HIGH THROUGHPUT COMPANY-TM-

INCORPORATED UNDER THE LAWS OF              SEE REVERSE FOR STATEMENTS RELATING
    THE STATE OF DELAWARE                        TO RIGHTS, PREFERENCES,
                                            PRIVILEGES AND RESTRICTIONS, IF ANY


This Certifies that                                    CUSIP 501873 10 3




is the owner of



           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                     PAR VALUE $0.001 PER SHARE, OF

                          LJL BIOSYSTEMS, INC.

transferable on the books of the Corporation only by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

      /s/ Mark B. Weeks                                 /s/ Lev Leytes

          SECRETARY                                      PRESIDENT AND
                                                    CHIEF EXECUTIVE OFFICER

                         [LJL BIOSYSTEMS INC. SEAL]


                                  COUNTERSIGNED AND REGISTERED:
                                       U.S. STOCK TRANSFER CORPORATION
                                          TRANSFER AGENT AND REGISTRAR

                                  BY
                                                           AUTHORIZED SIGNATURE

    A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of preferences and/or rights, as may have been established from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common



UNIF GIFT MIN ACT -- .............. Custodian ...............
                         (Cust)                  (Minor)
                     under Uniform Gifts to Minors
                     Act ....................................
                                   (State)
UNIF TRF MIN ACT --  .............. Custodian (until age ....)
                         (Cust)
                     ................. under Uniform Transfers
                         (Minor)
                     to Minors Act ...........................
                                           (State)


       Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                  /
/                                  /

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

                                    X ___________________________________

                                    X ___________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By _______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.